UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 15, 2004

Coeur d’Alene Mines Corporation

(Exact Name of Registrant as Specified in Charter)

Idaho	1-8641	82-0109423

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

505 Front Ave., P.O. Box “I”, Coeur d’Alene, Idaho	83816

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 667-3511

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

ITEM 8.01. OTHER EVENTS.

     On December 15, 2004, Coeur d’Alene Mines Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has approved the final go-ahead decision to proceed with construction of its San Bartolome silver project in Bolivia. The Company also entered into an insurance policy for political risk with respect to the San Bartolome project. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

     On December 20, 2004, the Company issued a press release announcing it had received the Final Supplemental Environmental Impact Statement and Record of Decision from the U.S. Forest Service for its Kensington Gold Project in Alaska. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits:

     The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Coeur d’Alene Mines Corporation dated December 15, 2004.
99.2	Press Release of Coeur d’Alene Mines Corporation dated December 20, 2004.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: December 20, 2004	By:	/s/ Dennis E. Wheeler
		Name:	Dennis E. Wheeler
		Title:	Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Coeur d’Alene Mines Corporation dated December 15, 2004.
99.2	Press Release of Coeur d’Alene Mines Corporation dated December 20, 2004.

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